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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

  The following table sets forth all of National City Corporation's direct or indirect subsidiaries, as of December 31, 1997:

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
                                                                                    STATE OR JURISDICTION
                                                                 % OF VOTING          UNDER THE LAW OF
                                                               SECURITIES OWNED        WHICH ORGANIZED
                                                               ----------------     ---------------------
SUBSIDIARIES OF NATIONAL CITY CORPORATION:
Advent Guaranty Corporation..................................         100%          Vermont
Advent Life Insurance Company................................         100%          Arizona
Buckeye Service Corp.........................................         100%          Ohio
Circle Equity Leasing Corporation of Michigan................         100%          Michigan
Commercial Servicing, Inc....................................         100%          Indiana
Computer Bank Services, Inc..................................         100%          Kentucky
Gem America Realty and Investment Corporation................         100%          Ohio
Harva, Inc. (Inactive).......................................         100%          Delaware
Integra Holdings Limited (Inactive)..........................         100%          Delaware
Integra Investment Company (Inactive)........................         100%          Delaware
The Madison Bank and Trust Company...........................         100%          Indiana
Merchants Capital Management, Inc............................         100%          Indiana
NatCity Investments, Inc.....................................         100%          Indiana
National Asset Management Corporation........................         100%          Kentucky
National City Bank...........................................         100%          United States
National City Bank of Columbus...............................         100%          United States
National City Bank of Dayton.................................         100%          United States
National City Bank of Indiana................................         100%          United States
National City Bank of Kentucky...............................         100%          United States
National City Bank of Pennsylvania...........................         100%          United States
National City Bank of Southern Indiana.......................         100%          United States
National City Capital Corporation............................         100%          Delaware
National City Commercial Leasing, Inc........................         100%          Ohio
National City Community Development Corporation..............         100%          Ohio
National City Credit Corporation.............................         100%          Ohio
National City Financial Corporation..........................         100%          Ohio
National City Life Insurance Company.........................         100%          Arizona
National City Mortgage Co....................................         100%          Ohio
National Processing, Inc.....................................        87.7%          Ohio
National City Trust Company..................................         100%          United States
National City Venture Corporation............................         100%          Delaware
NC Acquisition, Inc. (Inactive)..............................         100%          Delaware
Second Premises Corporation..................................         100%          Kentucky
Stored Value Systems, Inc....................................          83%          Delaware
UBK Realty, Inc..............................................         100%          Kentucky
Western Reserve Company......................................         100%          Pennsylvania
SUBSIDIARIES OF NATIONAL CITY BANK:
AKREO Service Corp...........................................         100%          Ohio
Capstone Realty, Inc.........................................         100%          Ohio
National City Commercial Finance, Inc........................         100%          Ohio
National City Holdings, Inc. (Inactive)......................         100%          Ohio
National City Investments Corporation........................         100%          Kentucky
Ohio National Corporation Trade Services.....................         100%          Ohio
SUBSIDIARIES OF NATIONAL CITY HOLDINGS, INC.:
National City Insurance Agency of Ohio, Inc. (Inactive)......         100%          Ohio
National City Life Insurance Agency of Ohio, Inc.
  (Inactive).................................................           0(1)        Ohio

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(1) National City Holdings, Inc. owns only 100% of non-voting securities.
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
                                                                                    STATE OR JURISDICTION
                                                                 % OF VOTING          UNDER THE LAW OF
                                                               SECURITIES OWNED        WHICH ORGANIZED
                                                               ----------------     ---------------------
SUBSIDIARY OF NATIONAL CITY INVESTMENTS CORPORATION:
National City Commodity Corp.................................         100%          Indiana
SUBSIDIARY OF OHIO NATIONAL CORPORATION TRADE SERVICES:
National City Trade Services Limited.........................          99(2)        Hong Kong
SUBSIDIARIES OF NATIONAL CITY BANK OF COLUMBUS:
The Loan Zone, Inc. (Inactive)...............................         100%          Ohio
Scott Street Properties, Inc.................................         100%          Ohio
SUBSIDIARIES OF NATIONAL CITY BANK OF KENTUCKY:
Churchill Insurance Agency, Inc..............................         100%          Kentucky
First National Broadway Corp.................................         100%          Kentucky
FNB Service Corporation......................................         100%          Kentucky
National Capital Properties, Inc.............................         100%          Kentucky
National City Insurance Agency of Kentucky, Inc.
  (Inactive).................................................         100%          Kentucky
National City Leasing Corporation............................         100%          Kentucky
SUBSIDIARY OF NATIONAL PROCESSING, INC.:
National Processing Company..................................         100%          Kentucky
SUBSIDIARIES OF NATIONAL PROCESSING COMPANY:
B. & L. Consultants, Inc.....................................         100%          Massachusetts
Caribbean Data Services, Ltd.................................         100%          Delaware
FA Holdings, Inc.............................................         100%          Delaware
NPC Check Services, Inc......................................         100%          Delaware
NPC Internacional, S.A. de C.V...............................        99.6%          Mexico
NPC Services, Inc............................................         100%          Arizona
NTA, Inc.....................................................         100%          Washington
SUBSIDIARY OF FA HOLDINGS, INC.:
Financial Alliance Processing Services, Inc..................         100%          Delaware
SUBSIDIARY OF NTA, INC.:
Northwest Traffic Associates, Inc............................         100%          Washington
SUBSIDIARY OF GEM AMERICA REALTY & INVESTMENT CORPORATION:
Gem Financial Insurance Agency, Inc. (Inactive)..............         100%          Ohio
SUBSIDIARY OF NATIONAL CITY MORTGAGE CO.:
Muirfield Mortgage Limited Partnership (Partnership).........          51%          Texas
SUBSIDIARIES OF NATIONAL CITY BANK OF INDIANA:
Ash Realty Company, Inc......................................         100%          Indiana
Bank Service Corporation of Indiana..........................      33 1/3%          Indiana
M.N.B. Trustee Company (UK) Limited..........................          50(3)        United Kingdom
NCBI Holdings, Inc...........................................         100%          Indiana
National City Indiana, LLC...................................          99(4)        Indiana
National City Insurance Agency of Indiana, Inc. (Inactive)...         100%          Indiana
SUBSIDIARY OF THE MADISON BANK AND TRUST COMPANY:
National City Insurance Agency, Inc..........................         100%          Indiana
SUBSIDIARIES OF NATIONAL CITY BANK OF PENNSYLVANIA:
Altegra Credit Company.......................................         100%          Delaware
Integra Brokerage Services Company (Inactive)................         100%          Pennsylvania
Integra Business Credit Company..............................         100%          Pennsylvania
Liberty Business Credit Corporation (Inactive)...............         100%          Pennsylvania

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(2) Additional 1% owned by National City Bank.
(3) Additional 50% owned by National City Bank.
(4) Additional 1% owned by NCBI Holdings, Inc.
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
                                                                                    STATE OR JURISDICTION
                                                                 % OF VOTING          UNDER THE LAW OF
                                                               SECURITIES OWNED        WHICH ORGANIZED
                                                               ----------------     ---------------------
National City Insurance Agency of Pennsylvania, Inc.
  (Inactive).................................................         100%          Pennsylvania
Nottingham Corporation (Inactive)............................         100%          Pennsylvania
Western Properties, Inc......................................         100%          Pennsylvania
SUBSIDIARY OF ALTEGRA CREDIT COMPANY:
New England AFC, Inc. (Inactive).............................         100%          Massachusetts
SUBSIDIARY OF NOTTINGHAM CORPORATION:
EQK Realty Holdings, Inc.....................................         100%          Pennsylvania
LBCC Properties, Inc.........................................         100%          Delaware
LSB Properties, Inc..........................................         100%          Delaware
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